Exhibit 99.1

Premiere Global Services Reports Second Quarter 2009 Results: Revenues Total $154.7M, Non-GAAP Diluted EPS $0.24*

ATLANTA--(BUSINESS WIRE)--July 23, 2009--Premiere Global Services, Inc. (NYSE: PGI), a global provider of on-demand, applied communication technologies, today announced results for the second quarter ended June 30, 2009. Consolidated net revenues totaled $154.7 million in the second quarter of 2009 ($162.4 million on a constant currency basis*), compared to $161.6 million in the second quarter of 2008. In the second quarter of 2009, operating income totaled $14.2 million, net income totaled $7.8 million and diluted EPS totaled $0.13, compared to $13.9 million, $8.5 million and $0.14, respectively, in the second quarter of 2008. Non-GAAP diluted EPS, which excludes the items set forth on the attached reconciliation of non-GAAP financial measures table, was $0.24* in the second quarter of 2009 ($0.27 on a constant currency basis*).

The Company estimates that changes in foreign currency exchange rates during the second quarter of 2009 negatively impacted its financial results as set forth in the table below and noted on the attached reconciliation of non-GAAP financial measures table:

	Q2 - 09 (Constant currency*)	Impact of fluctuations in foreign currency exchange rates	Q2 - 09 (Actual)

	(Unaudited, in thousands, except per share data)

Consolidated Net Revenues	$162,441	($7,750)	$154,691
Non-GAAP Operating Income*	$27,065	($2,135)	$24,930
Non-GAAP Net Income*	$15,959	($1,590)	$14,369
Non-GAAP Diluted EPS*	$0.27	($0.03)	$0.24

“While we continue to generate good organic growth in our conferencing solutions, our overall growth has been affected by the global recession and today’s higher level of unemployment and lower rate of business activity,” said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. “We continue to sharpen our strategic focus, advance our technology innovation and refresh our go-to-market strategy, in order to build a foundation for accelerated growth and profitability. At the same time, we are working to optimize and streamline our expense structure in support of these efforts.

“We continue to anticipate that we will grow revenues and profits this year on a constant currency basis. However, on a reported basis, assuming no significant changes in today’s foreign currency exchange rates, we believe revenues and profits will decline modestly in 2009 compared to 2008.”

Revenue Detail

Revenue from the Company’s PGiMeet conferencing and collaboration solutions grew 2.6% (7.1% on a constant currency basis*) to $116.7 million in the second quarter of 2009, compared to $113.7 million in the second quarter of 2008.

In the second quarter of 2009, net revenue in the Company’s reportable segments changed from the comparable prior year quarter as follows:

  North America declined modestly (grew modestly on a constant currency basis*) to $96.8 million, versus $97.1 million;
  Europe decreased 12.0% (increased 3.9% on a constant currency basis*) to $29.4 million, versus $33.4 million; and
  Asia Pacific decreased 8.4% (3.2% on a constant currency basis*) to $28.5 million, versus $31.1 million.

Six Month Results

Consolidated net revenues for the six months ended June 30, 2009 were $310.6 million, compared to $314.4 million in the six months ended June 30, 2008. For the six months ended June 30, 2009, operating income totaled $32.2 million, net income totaled $18.0 million and diluted EPS totaled $0.30, compared to $33.5 million, $17.6 million and $0.28, respectively, for the six months ended June 30, 2008. Non-GAAP diluted EPS totaled $0.49* for the six months ended June 30, 2009, excluding the items set forth on the attached reconciliation of non-GAAP financial measures table.

* To supplement the Company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income, non-GAAP diluted net income per share (EPS) and organic growth. The Company has also included these non-GAAP measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis. Management uses these measures internally as a means of analyzing the Company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

Conference Call

The Company will hold a conference call at 5:00 p.m., Eastern Time, this afternoon to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: 800-239-9838 (U.S. and Canada) or 913-981-4903 (International).

The conference call will be simultaneously webcast. Webcast information can be found at www.premiereglobal.com/investors. You may also follow this link for details on the web replay and for the text of the earnings release, including the financial and statistical information to be presented during the call.

A replay will be available following the call at 8:00 p.m., Eastern Time, tonight through midnight, Eastern Time, on July 31, 2009, and can be accessed by calling 888-203-1112 (U.S. and Canada) or 719-457-0820 (International). The confirmation code is 2531242. The webcast of this call will be archived on the Company’s web site at www.premiereglobal.com/investors.

About Premiere Global Services, Inc.

Premiere Global Services, Inc. is a global provider of on-demand, applied communication technologies. Our PGi Communications Operating System supports business applications within the following solution sets: PGiMeet, PGiSend, PGiNotify and PGiMarket.

Premiere Global is headquartered in Atlanta, Georgia. We have a global presence in 24 countries and nearly one million users from our established base of over 50,000 customers, which includes nearly 90% of the Fortune 500. Additional information can be found at www.premiereglobal.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes; the development of alternatives to our services; market acceptance of our new services and enhancements; integration of acquired companies; service interruptions; increased financial leverage; our dependence on our subsidiaries for cash flow; continued weakness in our legacy broadcast fax business; foreign currency exchange rates; customer consolidations, bankruptcies or payment defaults; possible adverse results of pending or future litigation or infringement claims; federal or state legislative or regulatory changes, including government regulations applicable to traditional telecommunications service providers; general domestic and international economic, business or political conditions; a global economic slowdown or changes in the cost or availability of financing; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2008. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)

Net revenues	$154,691	$161,565	$310,562	$314,419
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown separately below)
	66,375	66,202	132,590	127,864
Selling and marketing	35,848	40,211	73,490	80,062
General and administrative	16,478	16,738	32,189	32,971
Research and development	4,395	4,163	8,625	8,222
Excise tax expense	-	2,890	-	2,890
Depreciation	9,538	8,600	18,629	15,847
Amortization	2,828	3,914	5,858	8,157
Restructuring costs	4,686	3,339	6,280	3,339
Net legal settlements and related expenses	161	1,608	161	1,608
Acquisition-related costs	231	-	571	-
Total operating expenses	140,540	147,665	278,393	280,960

Operating income	14,151	13,900	32,169	33,459

Other (expense) income:
Interest expense	(3,767)	(5,532)	(7,792)	(10,161)
Unrealized gain (loss) on change in fair value of interest rate swaps	1,145	4,223	2,086	(369)
Interest income	74	138	180	351
Other, net	(153)	(21)	(91)	816
Total other (expense), net	(2,701)	(1,192)	(5,617)	(9,363)

Income before income taxes	11,450	12,708	26,552	24,096
Income tax expense	3,666	4,170	8,544	6,523
Net income	$7,784	$8,538	$18,008	$17,573

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	58,840	59,419	58,834	59,425

Basic net income per share	$0.13	$0.14	$0.31	$0.29

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	59,439	60,603	59,400	60,646

Diluted net income per share	$0.13	$0.14	$0.30	$0.28

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30,	December 31,
	2009	2008
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$35,296	$27,535
Accounts receivable (less allowances of $1,650 and $2,069, respectively)	99,147	94,469
Prepaid expenses and other current assets	12,945	12,623
Deferred income taxes, net	8,411	11,184
Total current assets	155,799	145,811

PROPERTY AND EQUIPMENT, NET	140,219	129,077

OTHER ASSETS
Goodwill	351,529	343,954
Intangibles, net of amortization	28,603	32,080
Restricted cash	244	306
Other assets	9,767	9,779
TOTAL ASSETS	$686,161	$661,007

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$54,006	$52,710
Income taxes payable	3,615	3,063
Accrued taxes, other than income taxes	10,016	9,818
Accrued expenses	25,997	33,787
Current maturities of long-term debt and capital lease obligations	1,953	2,455
Accrued restructuring costs	5,621	1,082
Total current liabilities	101,208	102,915

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	270,602	269,034
Accrued restructuring costs	365	771
Accrued expenses	21,800	20,150
Deferred income taxes, net	11,543	14,303
Total long-term liabilities	304,310	304,258

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 60,752,956 and 60,792,441 shares issued and outstanding, respectively
	608	608
Additional paid-in capital	548,717	545,801
Notes receivable, shareholder	(1,856)	(1,803)
Accumulated other comprehensive (loss)	(2,374)	(8,312)
Accumulated deficit	(264,452)	(282,460)
Total shareholders' equity	280,643	253,834
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$686,161	$661,007

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended
	June 30,
	2009	2008
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$18,008	$17,573
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	18,629	15,847
Amortization	5,858	8,157
Amortization of deferred financing costs	296	282
Net legal settlements and related expenses	161	1,608
Deferred income taxes, net of effect of acquisitions	(206)	(1,173)
Restructuring costs	6,280	3,339
Payments for restructuring costs	(2,196)	(1,638)
Equity-based compensation	5,809	6,463
Excess tax benefits from share-based payment arrangements	(308)	(832)
Unrealized (gain) loss on change in fair value of interest rate swaps	(2,086)	369
Provision (recovery) for doubtful accounts	549	(467)
Loss (gain) on disposal of assets	13	(7)
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(3,591)	(13,794)
Prepaid expenses and other assets	(562)	(1,144)
Accounts payable and accrued expenses	(3,653)	5,031
Total adjustments	24,993	22,041
Net cash provided by operating activities	43,001	39,614

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(24,684)	(26,791)
Other investing activities	103	-
Business acquisitions, net of cash acquired	(7,856)	(8,443)
Net cash used in investing activities	(32,437)	(35,234)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(116,996)	(297,912)
Proceeds from borrowing arrangements	116,907	306,272
Payments of debt issuance costs	(5)	(8)
Excess tax benefits from share-based payment arrangements	308	832
Purchase of treasury stock, at cost	(3,978)	(9,164)
Exercise of stock options	554	2,210
Net cash (used in) provided by financing activities	(3,210)	2,230

Effect of exchange rate changes on cash and equivalents	407	(45)

NET INCREASE IN CASH AND EQUIVALENTS	7,761	6,565
CASH AND EQUIVALENTS, beginning of period	27,535	18,259
CASH AND EQUIVALENTS, end of period	$35,296	$24,824

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$14,151	$13,900	$32,169	$33,459
Restructuring costs	4,686	3,339	6,280	3,339
Net legal settlements and related expenses	161	1,608	161	1,608
Equity-based compensation	2,873	3,000	5,809	6,463
Excise tax expense	-	2,890	-	2,890
Acquisition-related costs	231	-	571	-
Depreciation	-	-	-	(663)
Amortization	2,828	3,914	5,858	8,157
Non-GAAP operating income	$24,930	$28,651	$50,848	$55,253

Non-GAAP Net Income (1)
Net income, as reported	$7,784	$8,538	$18,008	$17,573
Elimination of tax adjustments	-	(193)	-	(1,666)
Unrealized (gain) loss on change in fair value of interest rate swaps	(744)	(2,745)	(1,356)	240
Restructuring costs	3,186	2,204	4,270	2,204
Net legal settlements and related expenses	109	1,062	109	1,062
Equity-based compensation	1,954	1,980	3,950	4,265
Excise tax expense	-	1,907	-	1,907
Excise tax interest	-	733	-	733
Acquisition-related costs	157	-	388	-
Depreciation	-	-	-	(438)
Amortization	1,923	2,583	3,983	5,384
Non-GAAP net income	$14,369	$16,069	$29,352	$31,264

Non-GAAP Diluted EPS (1)
Diluted net income per share, as reported	$0.13	$0.14	$0.30	$0.28
Elimination of tax adjustments	-	-	-	(0.02)
Unrealized (gain) loss on change in fair value of interest rate swaps	(0.01)	(0.04)	(0.02)	0.01
Restructuring costs	0.05	0.04	0.07	0.04
Net legal settlements and related expenses	-	0.02	-	0.02
Equity-based compensation	0.03	0.03	0.07	0.07
Excise tax expense	-	0.03	-	0.03
Excise tax interest	-	0.01	-	0.01
Acquisition-related costs	-	-	0.01	-
Depreciation	-	-	-	(0.01)
Amortization	0.03	0.04	0.07	0.09
Non-GAAP diluted EPS	$0.24	$0.27	$0.49	$0.52

(1) Management believes that presenting non-GAAP operating income, non-GAAP net income and non-GAAP diluted EPS provide useful information regarding underlying trends in our continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS to exclude these non-cash items as well as non-recurring items that are unrelated to our ongoing operations, including tax adjustments, unrealized (gain) loss on change in fair value of interest rate swaps, restructuring costs, net legal settlements and related expenses, excise tax expense and interest and acquisition-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income and non-GAAP diluted EPS. The portion of depreciation expense excluded from non-GAAP operating income, and excluded from non-GAAP net income and non-GAAP diluted EPS net of taxes, reflects management's review and adjustment of the useful economic lives of depreciable assets.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Constant Currency Adjustments (2)
	Q2 - 09 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q2 - 09 (Actual)

	(Unaudited, in thousands, except per share data)

Consolidated Net Revenues	$162,441	($7,750)	$154,691
North America Net Revenue	$97,597	($792)	$96,805
Europe Net Revenue	$34,703	($5,310)	$29,393
Asia Pacific Net Revenue	$30,141	($1,648)	$28,493
PGiMeet Solutions Revenue	$121,751	($5,042)	$116,709
Non-GAAP Operating Income	$27,065	($2,135)	$24,930
Non-GAAP Net Income	$15,959	($1,590)	$14,369
Non-GAAP Diluted EPS	$0.27	($0.03)	$0.24

(2) Management also presents these non-GAAP financial measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of our financial results without the distortion of these fluctuations. These constant currency adjustments exclude any fluctuations in foreign currency exchange rates using the average exchange rates from the current year period and applying them to prior period results.

Organic Growth (3)
	June 30, 2008	Impact of fluctuations in foreign currency exchange rates	Impact of acquisitions	Organic net revenue growth	June 30, 2009	Organic net revenue growth rate

	(Unaudited, in thousands, except percentages)

Consolidated Net Revenues, Three Months Ended	$161,565	($7,750)	$3,231	($2,355)	$154,691	-1.5%
Consolidated Net Revenues, Six Months Ended	$314,419	($15,942)	$6,632	$5,453	$310,562	1.7%

PGiMeet Solutions Revenue, Three Months Ended	$113,688	($5,042)	$3,231	$4,832	$116,709	4.3%
PGiMeet Solutions Revenue, Six Months Ended	$218,742	($10,339)	$6,632	$19,535	$234,570	8.9%

(3) Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect our ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Senior Vice President
Strategic Planning & IR